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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


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                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):  June 29, 2000



                                EXX INC
         (Exact name of registrant as specified in its charter)


     NEVADA                    001-0654                 880325271
(State or other            (Commission File         (I.R.S. Employer
jurisdiction of                 Number)              Identification
 organization)                                           Number)



   1350 EAST FLAMINGO ROAD, SUITE 689
            LAS VEGAS, NEVADA                  89119-5263
(Address of principal executive offices)       (Zip Code)



  Registrant's telephone number, including area code:  (702) 598-3223





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ITEM 5. OTHER EVENTS.

        See Press Release attached as Exhibit 99.1 regarding EXX INC's acquisition of shares of common stock, $1.00 par value, of Newcor, Inc.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial statements.  Not applicable.
               --------------------

        (b)    Pro forma financial information.  Not applicable.
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        (c)    Exhibits.  See Exhibit Index.
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                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 30, 2000


                              EXX INC



                              By:  /s/ David A. Segal
                                 -------------------------------------
                                 Name:  David A. Segal
                                 Title: Chairman






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                            EXHIBIT INDEX


Exhibit No.    Description
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99.1           Press Release, dated as of June 29, 2000.